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                                                                    EXHIBIT 10.2

                                   AMENDMENT

This Amendment is made and effective this 10th day of February, 1997, by and among Horizon Mental Health Management, Inc., a Texas corporation
("Purchaser"), and Joseph R. Bona, M.D., Nancy J. Simons, Ph.D., John G. Toms, Ph.D., William L. Kale, Ph.D., and David E. Stenmark, Ph.D. (collectively referred to herein as the "Sellers").

WHEREAS, Purchase and Sellers have entered into a Stock Purchase Agreement dated the 31st day of July, 1996 (the "Agreement"), and

WHEREAS, Purchaser and Sellers desire to make certain changes to the Agreement.

NOW THEREFORE, in consideration of the premises and the mutual terms and conditions contained herein, the Purchaser and the Sellers hereby agree as follows:

1.       Paragraph 2.3(f) shall be added to the Agreement as follows:

         (f) Final Reconciliation. On or before July 15, 1997, and as of June 30, 1997, Purchaser shall deliver to Sellers a Final Reconciliation Statement of Income. The Final Reconciliation Statement of Income will adjust the Statement of Income prepared and delivered in accordance with paragraph 2.3(e) above by incorporating any subsequent activity involving accrued expenses and accounts receivable, but shall otherwise be prepared in accordance with the same requirements of paragraph 2.3(e). Sellers shall have 30 days from delivery to review the adjustments made and to notify Purchaser of any dispute with such adjustments. If Sellers fail to notify Purchaser of any dispute within the thirty day period, the Final Reconciliation Statement of Income shall be deemed to be final and conclusive and shall be utilized to calculate the Reconciled Purchase Price. Any disputes to the adjustments shall be handled in the same manner as in paragraph 2.3(e). The Reconciled Purchase Price shall be compared to the Purchase Price previously paid, and any amounts owing to Purchaser or Seller shall be paid within 30 days of determination of the Reconciled Purchase Price.

All other terms and conditions not modified by this Amendment shall remain in full force and effect.
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IN WITNESS WHEREOF, the parties have executed this Amendment on the date set forth above.

PURCHASER:                                                  SELLERS:

HORIZON MENTAL HEALTH
MANAGEMENT, INC.


BY: /s/ James W. McAtee                      /s/ Joseph R. Bona, M.D.
   -------------------------                 ------------------------------
   James W. McAtee                               Joseph R. Bona, M.D.
   Executive Vice President


                                            /s/ Nancy J. Simons, Ph.D.
                                            -------------------------------
                                                Nancy J. Simons, Ph.D.


                                            /s/ John G. Toms, Ph.D.
                                            -------------------------------
                                                John G. Toms, Ph.D.


                                            /s/ William L. Kale, Ph.D.
                                            -------------------------------
                                                William L. Kale, Ph.D.


                                            /s/ David E. Stenmark, Ph.D.
                                            -------------------------------
                                                David E. Stenmark, Ph.D.





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